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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTON 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 13, 2002

MGM MIRAGE
(Exact name of registrant as specified in its charter)

Delaware	0-16760	88-0215232
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3600 LAS VEGAS BOULEVARD SOUTH, LAS VEGAS, NEVADA 89109
(Address of principal executive offices—Zip Code)

(702) 693-7120
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE

        On August 12, 2002, each of the Principal Executive Officer, J. Terrence Lanni, and Principal Financial Officer, James J. Murren, of MGM MIRAGE submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

        A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGM MIRAGE

August 13, 2002	By:	/s/ BRYAN WRIGHT
Date	Name:	Bryan Wright
	Title:	Vice President, Assistant General Counsel and Assistant Secretary

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FORM 8-K
  ITEM 9. REGULATION FD DISCLOSURE